SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): February 27, 2001
                                                      -----------------


                          ANTHRACITE CAPITAL, INC.
             --------------------------------------------------
             (Exact name of Registrant as Specified in Charter)




         Maryland                 001-13937             13-397-8906
---------------------------   ------------------   ----------------------
(State or Other Jurisdiction     (Commission          (IRS Employer
     of Incorporation)            File Number)       Identification No.)



   345 Park Avenue, New York, NY                      10154
------------------------------------        ---------------------------
(Address of Principal Executive Offices)            (Zip Code)

  Registrant's telephone number, including area code: (212) 409-3333
                                                      --------------

                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.     OTHER EVENTS

            On February 13, 2001, Anthracite Capital, Inc. (the "Company") entered into an underwriting agreement with Friedman, Billings, Ramsey & Co., Inc. (the "Underwriter") relating to the sale of 4,000,000 shares of common stock, par value $0.001 per share, and the granting of an option for an additional 600,000 shares to the Underwriter to fulfill over-allotments that may occur during the offering process. This offering closed on February 20, 2001.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

(c)   Exhibits.

            (c) Exhibits in accordance with the provisions of Item 601 of
                Regulation S-K.



      EXHIBIT NO.             EXHIBIT DESCRIPTION
      -----------             -------------------
         1.1                  Underwriting Agreement, dated February 13, 2001
                              between the Company and the Underwriter.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ANTHRACITE CAPITAL, INC.


                                 By:  /s/   Richard M. Shea
                                     ----------------------------------------
                                     Name:  Richard M. Shea
                                     Title: Chief Operating Officer and Chief
                                            Financial Officer

Dated:  February 27, 2001



                               EXHIBIT INDEX


   Designation                Description
   -----------                -----------
       1.1 Underwriting Agreement, dated February 13, 2001 between the Company and the Underwriter.